                                   Exhibit 24

                                POWER OF ATTORNEY

                     METROPOLITAN FINANCIAL CORP. 1997 STOCK
                             OPTION PLAN, AS AMENDED



         WHEREAS, Metropolitan Financial Corp. intends to file a registration statement on Form S-8 to register approximately 200,000 shares of Metropolitan Financial Corp. common stock ("Securities") for which options may be issued under the Metropolitan Financial Corp. 1997 Stock Option Plan, as amended ("Form S-8"); and,

         WHEREAS, each of the directors and/or officers of the Corporation desire to appoint attorneys-in-fact to implement the filing of the Form S-8 and take all such further and other action relating thereto as is set forth herein,

         NOW, THEREFORE, each of the directors and/or officers of Metropolitan Financial Corp. whose signature appears below hereby appoints and grants full authority to Robert M. Kaye, Kenneth T. Koehler, Donald F. Smith and David G. Slezak, and each of them severally, as his or her attorney-in-fact to sign in his or her name and behalf, in any and all capacities stated below and to file with the Securities and Exchange Commission ("Commission") and The Nasdaq Stock Market, Inc. ("NASDAQ"), the Form S-8, any and all amendments and supplements thereto, as appropriate, and generally to do all such things in their behalf in their capacities as directors and/or officers to enable Metropolitan Financial Corp. to comply with the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934 and all requirements of the Commission and NASDAQ and all other regulatory requirements and hereby approving and ratifying all that said attorneys-in-fact, and each of them, may lawfully do, have done or cause to be done by virtue hereof.


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
         Name                                       Title                                   Date
         ----                                       -----                                   ----

By:  /s/ Robert M. Kaye             Chairman of the Board, Chief Executive
     ----------------------------   and Director (Principal Executive
         Robert M. Kaye             Officer)                                           June 20, 2000

By:  /s/ Kenneth T. Koehler         President, Assistant Secretary, Assistant
     ----------------------------   Treasurer and Director                             June 20, 2000
         Kenneth T. Koehler

By:  /s/ Malvin E. Bank                            Director                            June 20, 2000
     ----------------------------
         Malvin E. Bank

By:  /s/ Robert R. Broadbent                       Director                            June 20, 2000
     ----------------------------
         Robert R. Broadbent

By:  /s/ Marjorie M. Carlson                       Director                            June 20, 2000
     ----------------------------
         Marjorie M. Carlson

By:  /s/ Lois K. Goodman                           Director                            June 20, 2000
     ----------------------------
         Lois K. Goodman

By:  /s/ Marguerite B. Humphrey                    Director                            June 20, 2000
     ----------------------------
         Marguerite B. Humphrey

By:  /s/ James A. Karman                           Director                            June 20, 2000
     ----------------------------
         James A. Karman

By:  /s/ Ralph D. Ketchum                          Director                            June 20, 2000
     ----------------------------
         Ralph D. Ketchum

By:  /s/ Alfonse M. Mattia                         Director                            June 20, 2000
     ----------------------------
         Alfonse M. Mattia

By:  /s/ David P. Miller                           Director                            June 20, 2000
     ----------------------------
         David P. Miller

By:  /s/ Donald F. Smith            Executive Vice President,                          June 20, 2000
     ----------------------------   Principal Financial Officer and
         Donald F. Smith            Principal Accounting Officer

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